Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Fuhrman, certify that:

1. I have reviewed this Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2013 of Ambit Biosciences Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ ALAN FUHRMAN
Alan Fuhrman
Chief Financial Officer
(Principal Financial Officer)

Date: August 8, 2014